Exhibit 10.5
THIS INSTRUMENT PREPARED BY:                                       ------------
Robert W. Wattwood, Esq.
REINMAN & WATTWOOD, PA.
1825 S. RIVER VIEW DRIVE
MELBOURNE, FL 32901
(407) 768-2001
                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT is made the 4th day of October, 1 996, in favor of First Union National Bank of Florida, whose address is 700 S. Babcock Street, Suite 201, Melbourne, Florida 32901 (hereinafter called "Lender"), by KTA MANAGEMENT, INC., a Florida corporation, whose address is 410 E. Strawbridge Avenue, Melbourne, Florida 32901 (hereinafter called "Borrower"), and by SYMETRICS INDUSTRIES, INC., a Florida corporation, whose address is 557 N. Harbor City Blvd., Melbourne, Florida 32935 (hereinafter called "Guarantor").

      In consideration of Lender making a loan of $1,000,000.00 to Borrower (the "Loan "), as evidenced by a Real Estate Promissory Note of even date herewith:

1.    Borrower and Guarantor agree as follows:

      (a) Borrower shall deliver to Lender, within thirty (30) days of filing, complete copies of federal and state tax returns, as applicable, each which shall be signed and certified by Borrower to be true, correct and complete copies of such returns. In the event an extension is filed, Borrower shall also deliver a copy of such extension within thirty (30) days of filing.

      (b) Guarantor shall furnish to Lender, within thirty (30) days after the end of each fiscal semi-annual period, a profit and loss statement and reconciliation of surplus statement of the Guarantor for such period, a balance sheet for such period, a complete and accurate listing and aging of all of the Guarantors accounts receivable, and a work-in-process/contract backlog report as of the last day of the fiscal semi-annual period then ended, prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Guarantor as being true and accurate.

      (c) Guarantor shall furnish to Lender within ninety (90) days after the end of each fiscal year, a profit and loss statement and reconciliation of surplus statement of the Guarantor for such year, and a balance sheet as of the end of such year, audited by independent certified public accounts of recognized standing selected by the Guarantor and satisfactory to Lender, Reports shall be prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Guarantor as being true and correct.

      (d) Guarantor shall deliver to Lender, within thirty (30) days of filing, complete copies of federal and state tax returns, as applicable, each of which shall be signed and certified by Guarantor to be true, correct and complete copies of such returns. In the event an extension is filed, Guarantor shall also deliver a copy of such extension within thirty (30) days of filing.

      (e) Guarantor shall, at all times, maintain a Current Ratio of not less than 1.50 to 1.00 to be tested upon fiscal year end. "Current Ratio" shall mean the ratio of current assets divided by current liabilities.

      (f) Guarantor shall, at all times, during the term of the Loan, maintain a debt to worth ratio of no greater than 2 to 1, to be tested upon fiscal year end.

      (g) Guarantor will maintain its primary depository relationship with Lender.

      (h) Guarantor shall not make a change in the chairman/president of the company, specifically the chief executive officer, Dudley E. Garner, Jr.

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      (i)   Guarantor  shall deliver to Lender,  with the annual and semi-annual financial statements required above, a certification by Guarantor's independent certified public accountant that Guarantor is in full compliance with the Mortgage, Note, Guaranty, this Loan Agreement and the Loan Documents associated therewith.

      (j) A default in the payment or performance of any obligation under any other loans, contracts or agreements of Guarantor, any subsidiary or affiliate of Guarantor, any general partner of or the holders of the majority owner interests of Guarantor, with First Union or its affiliates, shall be a default under this Agreement, the Note, the Mortgage, the Guaranty, and all other Loan Documents associated therewith.

      2. ACCELERATION. Lender shall have the option to declare the entire unpaid amount of the Loan and accrued interest immediately due and payable, without presentment, demand, or notice of any kind, if any of the provisions contained in this Agreement are breached.

      3. WAIVER. No failure or delay on the part of Lender in exercising any power or right hereunder, and no failure of Lender to give Borrower or Guarantor notice of default hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No modification or waiver of any provision of this Agreement or any instrument executed pursuant hereto or consent to any departure by Borrower or Guarantor from this Agreement or such instrument shall in any event be effective unless the same shall be in writing, and such waiver or consent shall be effective only in the specific instance and for the particular purpose for which given.

      4. BENEFIT. This Agreement shall be binding upon and shall inure to the benefit of Borrower, Guarantor and Lender and their respective successors and assigns. Lender may assign this Agreement in whole or in part with any assignment of the loan. Borrower and Guarantor may not assign this Agreement or its obligations under the loan without Lender's written consent.

      5. This Agreement shall be governed and construed in accordance with the laws of the State of Florida, and any litigation arising out of or relating to this Agreement or the loan shall be commenced and conducted in the courts of that State or in the federal courts of that State.

      6. WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY AGREES THAT: (A) NEITHER THE UNDERSIGNED NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS AGREEMENT, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO; (B) NEITHER THE UNDERSIGNED NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED; (c) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIE~ HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS; (D) NEITHER THE UNDERSIGNED NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCLD IN ALL INSTANCES; AND (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

      IN WITNESS WHEREOF, Borrower has hereunto set its hand and seal the day and year first above written.

            BORROWER:

Signed, sealed and delivered                KTA MANAGEMENT, INC.,
in the presence of: a Florida corporation

/S/                                         By: /S/ M.A. Kessinger
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Witness:                                    M.A. KESSINGER, as its President

/S/
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Witness:
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            GUARANTOR:

Signed, sealed and delivered                SYMETRICS INDUSTRIES, INC.,
in the presence of: a Florida corporation

/S/                                         By: /S/ Dudley E. Garner
--------------------------------            -----------------------------------
Witness:                                    Dudley E. Garner, Jr., as President

/S/
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Witness:





















































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